UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Copano Energy, L.L.C.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on May 17, 2012.

COPANO ENERGY, L.L.C.

Meeting Information

Meeting Type: Annual Meeting For holders as of: March 19, 2012

Date: May 17, 2012 Time: 9:00 AM CDT Location: Two Allen Center 1200 Smith Street The Forum Room, 12th Floor Houston, Texas 77002

You are receiving this communication because you hold common units in the above named company.

This is not a ballot. You cannot use this notice to vote these units. This communication presents only an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

COPANO ENERGY, L.L.C.

2727 ALLEN PARKWAY, SUITE 1200 HOUSTON, TX 77019 ATTN: DOUGLAS L. LAWING

See the reverse side of this notice for information on how to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Materials Available Available toVIEW to VIEWor orRECEIVE: RECEIVE:

1. Form 10-K 2. Notice and Proxy Statement 3. Unitholder Letter

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

No other request, instruction or inquiry should be sent to this e-mail address, which is for the sole purpose of requesting printed proxy materials. Please make any request for printed materials on or before May 3, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you plan to vote in person, we will give you a ballot at the meeting. If your units are held in the name of a bank or broker and you wish to vote statement, letter or other evidence satisfactory

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) James G. Crump

02) Ernie L. Danner

03) Scott A. Griffiths

04) Michael L. Johnson

05) Michael G. MacDougall

06) R. Bruce Northcutt

07) T. William Porter

08) William L. Thacker

The Board of Directors recommends you vote FOR the following proposal:

2. Ratification of Deloitte & Touche LLP as our independent registered public accounting firm for 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

To cumulate votes for one or more of the nominees as explained in the Proxy Statement, you must request a paper copy of the proxy materials and vote using the proxy card, rather than by telephone or Internet.

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